Exhibit 99.1

                  BANCFIRST CORPORATION REPORTS RECORD EARNINGS

    OKLAHOMA CITY, Jan. 23 /PRNewswire-FirstCall/ -- BancFirst Corporation (Nasdaq: BANF) reported net income of $13.5 million or $.84 diluted earnings per share for the fourth quarter, and $49.4 million or $3.07 diluted earnings per share for the year ended December 31, 2006. The results compare to $11.5 million or $.72 diluted earnings per share and $42.8 million or $2.68 diluted earnings per share in 2005.

    For the quarter, the Company's net interest income was $36.9 million vs. $33.8 million in 2005, an increase of 9.3%. The increase in the net interest income is due to the growth in total earnings assets of $224 million reaching $3.1 billion at year end 2006. The Company's net interest margin was 4.71% compared to 4.77% a year ago. The decrease in the net interest margin is a result of higher costs of interest bearing liabilities. In the fourth quarter, the loan loss provision was a negative $123,000 compared to an expense of $1.6 million for the same period in 2005. Continued strong asset quality combined with low charge-off experience necessitated reducing the loan loss reserve, according to the Company's reserve methodology. Noninterest income totaled $14.8 million up $1.5 million over a year ago. During the quarter the Company sold Century Life Assurance Company, its credit life and accident and health insurance subsidiary, and reported a gain of approximately $640,000. The Company also recorded a gain of $630,000 on the sale of certain assets during the fourth quarter. Noninterest expense was $31.8 million compared to $28.5 million in the same period in 2005. The increase in noninterest expense is due to conversion expenses associated with its recent Bartlesville acquisition, combined with the Company's branch expansion program.

    David Rainbolt, CEO of BancFirst Corporation stated, "The fourth quarter had a few unexpected one-time transactions that boosted earnings, but was nonetheless a solid performance."

    During the quarter the Company merged First Bartlesville Bank which was acquired in August, 2006, into BancFirst, the Company's principal subsidiary bank.

    At December 31, 2006 the Company's total assets were $3.4 billion, an increase of $196.1 million or 6.1% over December 31, 2005. Loans ended the year at $2.3 billion, deposits were $3.0 billion and equity capital totaled $349 million which was 10.2% of total assets.

    BancFirst Corporation is an Oklahoma based financial services holding company. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 86 banking locations serving 44 communities across Oklahoma.

    The Company may make forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. Forward-looking statements include estimates and give management's current expectations or forecasts of future events. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.

                              BancFirst Corporation
                          Summary Financial Information
       (Dollars in thousands, except per share and share data - Unaudited)

                                                                   2006
                                 ------------------------------------------------------------------------
                                                                                                 Year-
                                      Q1             Q2             Q3             Q4           To-Date
                                 ------------   ------------   ------------   ------------   ------------
Income Statement
 Data:
Net interest income              $     34,601   $     35,753         36,404         36,930   $    143,688
Provision for loan
 losses                                   681            917            315           (123)         1,790
Securities transactions                   ---            139            246            141            526
Total noninterest
 income                                13,409         14,732         15,501         14,782         58,424
Salaries and employee
 benefits                              17,618         17,346         17,741         17,631         70,336
Total noninterest
 expense                               30,292         30,826         31,609         31,830        124,557
Net income                             10,881         12,209         12,740         13,522         49,352
Per Common Share Data:
Net income-basic                         0.69           0.78           0.81           0.86           3.13
Net income-diluted                       0.68           0.76           0.79           0.84           3.07
Cash dividends
 declared                                0.16           0.16           0.18           0.18           0.68
Common shares
 outstanding                       15,687,840     15,716,195     15,742,171     15,764,310     15,764,310
Average common
 shares
 outstanding -
  Basic                            15,666,676     15,702,060     15,732,307     15,751,044     15,713,306
  Diluted                          16,045,822     16,080,423     16,112,809     16,149,063     16,094,844
Performance Ratios:
Return on average
 assets                                  1.33%          1.46%          1.50%          1.55%          1.46%
Return on average
 equity                                 14.03          15.49          15.44          15.38          15.10
Net interest margin                      4.77           4.78           4.77           4.71           4.75
Efficiency ratio                        63.09          61.06          60.90          61.55          61.63

                                                                   2005
                                 ------------------------------------------------------------------------
                                                                                                 Year-
                                      Q1             Q2             Q3             Q4           To-Date
                                 ------------   ------------   ------------   ------------   ------------
Income Statement
 Data:
Net interest income              $     31,706   $     32,941   $     33,028   $     33,776   $    131,451
Provision for loan
 losses                                   792          1,302            873          1,640          4,607
Securities transactions                   ---             81              1            114            196
Total noninterest
 income                                12,348         13,764         14,886         13,285         54,284
Salaries and employee
 benefits                              16,277         15,904         16,757         15,606         64,544
Total noninterest
 expense                               26,978         28,441         33,251         28,495        117,165
Net income                             10,887         11,198          9,216         11,534         42,835
Per Common Share Data:
Net income-basic                         0.69           0.72           0.59           0.74           2.74
Net income-diluted                       0.68           0.70           0.58           0.72           2.68
Cash dividends
 declared                                0.14           0.14           0.16           0.16           0.60
Common shares
 outstanding                       15,576,497     15,603,294     15,630,270     15,637,030     15,637,030
Average common
 shares
 outstanding -
  Basic                            15,657,832     15,592,088     15,617,426     15,634,384     15,621,264
  Diluted                          16,019,242     15,961,110     16,011,786     16,010,554     15,996,218
Performance Ratios:
Return on average
 assets                                  1.44%          1.48%          1.19%          1.45%          1.39%
Return on average
 equity                                 15.70          15.98          12.46          15.34          14.80
Net interest margin                      4.67           4.81           4.79           4.77           4.76
Efficiency ratio                        61.24          60.89          69.40          60.55          63.08

                              BancFirst Corporation
                          Summary Financial Information
            (Dollars in thousands, except per share data - Unaudited)

                                                            2006
                                 ---------------------------------------------------------
                                      Q1             Q2             Q3             Q4
                                 ------------   ------------   ------------   ------------
Balance Sheet Data:
Total assets                     $  3,357,717   $  3,389,689   $  3,424,495   $  3,419,132
Total loans                         2,306,317      2,339,959      2,332,838      2,325,548
Allowance for loan
 losses                               (27,789)       (28,227)       (28,988)       (27,700)
Securities                            428,222        434,696        422,650        432,910
Deposits                            2,934,980      2,954,960      2,967,056      2,974,305
Stockholders' equity                  310,698        320,430        335,148        348,913
Book value per common
 share                                  19.81          20.39          21.29          22.13
Tangible book value per
 common share                           17.35          17.95          18.75          19.61
Balance Sheet Ratios:
Average loans to deposits               80.39%         79.13%         79.27%         78.03%
Average earning assets to
 total assets                           89.55          90.16          90.36          90.71
Average stockholders'
 equity to average assets                9.50           9.46           9.70          10.08
Asset Quality Data:
Past due loans                   $      1,204   $        612   $        727   $      1,884
Nonaccrual loans                        8,238          7,244          8,960          9,371
Restructured loans                        720            727            782            715
Total nonperforming and
 restructured loans                    10,162          8,583         10,469         11,970
Other real estate owned
 and repossessed assets                 2,075          2,657          2,548          1,675
Total nonperforming and
 restructured assets                   12,237         11,240         13,017         13,645
Nonperforming and
 restructured loans to
 total loans                             0.40%          0.37%          0.45%          0.51%
Nonperforming and
 restructured assets to
 total assets                            0.36           0.33           0.38           0.40
Allowance to total loans                 1.20           1.21           1.24           1.19
Allowance to nonperforming
 and restructured loans                303.31         328.88         276.91         231.41
Net charge-offs to average
 loans                                   0.07           0.08           0.01           0.20

                                                           2005
                                 ---------------------------------------------------------
                                      Q1             Q2             Q3             Q4
                                 ------------   ------------   ------------   ------------
Balance Sheet Data:
Total assets                     $  3,068,215   $  3,061,822   $  3,077,497   $  3,223,030
Total loans                         2,147,543      2,222,834      2,267,082      2,317,426
Allowance for loan
 losses                               (26,256)       (27,148)       (26,866)       (27,517)
Securities                            531,331        523,025        484,837        456,222
Deposits                            2,674,914      2,638,373      2,680,351      2,804,519
Stockholders' equity                  277,629        289,218        294,232        302,349
Book value per common
 share                                  17.83          18.54          18.83          19.34
Tangible book value per
 common share                           15.51          16.24          16.55          16.87
Balance Sheet Ratios:
Average loans to deposits               79.21%         80.52%         84.72%         83.91%
Average earning assets to
 total assets                           90.62          90.40          89.98          89.94
Average stockholders'
 equity to average assets                9.17           9.21           9.57           9.47
Asset Quality Data:
Past due loans                   $      1,691   $      1,789   $      2,339   $      1,455
Nonaccrual loans                        8,863          8,425          7,101           7,34
Restructured loans                        544            792            736            581
Total nonperforming and
 restructured loans                    11,098         11,006         10,176          9,380
Other real estate owned
 and repossessed assets                 2,150          1,433          2,692          2,262
Total nonperforming and
 restructured assets                   13,248         12,439         12,868         11,642
Nonperforming and
 restructured loans to
 total loans                             0.52%          0.50%          0.45%          0.40%
Nonperforming and
 restructured assets to
 total assets                            0.43           0.41           0.42           0.36
Allowance to total loans                 1.22           1.22           1.19           1.19
Allowance to nonperforming
 and restructured loans                236.59         246.67         264.01         293.36
Net charge-offs to average
 loans                                   0.05           0.06           0.21           0.11

                              BancFirst Corporation
                       Consolidated Average Balance Sheets
                          And Interest Margin Analysis
                            Taxable Equivalent Basis
                       (Dollars in thousands - Unaudited)

                                      Three Months Ended                       Twelve Months Ended
                                       December 31, 2006                         December 31, 2006
                            ---------------------------------------   ---------------------------------------
                                              Interest     Average                     Interest      Average
                               Average        Income/       Yield/       Average        Income/       Yield/
                               Balance        Expense       Rate         Balance        Expense       Rate
                            ------------   ------------   ---------   ------------   ------------   ---------
ASSETS
Earning assets:
 Loans                      $  2,333,774   $     47,252        8.03%  $  2,321,459   $    180,401        7.77%
 Securities -
  taxable                        391,909          4,202        4.25        394,140         17,345        4.40
 Securities - tax
  exempt                          38,474            574        5.92         39,121          2,359        6.03
 Federal funds
  sold                           375,513          4,951        5.23        291,129         14,404        4.95
   Total earning
    assets                     3,139,670         56,979        7.20      3,045,849        214,509        7.04

Nonearning assets:
 Cash and due from
  banks                          146,404                                   161,576
 Interest
  receivable and
  other assets                   204,331                                   197,559
 Allowance for
  loan losses                    (29,147)                                  (28,310)
   Total nonearning
    assets                       321,588                                   330,825
   Total assets             $  3,461,258                              $  3,376,674

LIABILITIES AND
STOCKHOLDERS' EQUITY
Interest-bearing
 liabilities:
 Transaction
  deposits                  $    420,473   $        919        0.87%  $    428,620   $      3,455        0.81%
 Savings deposits                928,347          8,801        3.76        884,714         30,374        3.43
 Time deposits                   770,941          8,380        4.31        744,252         29,339        3.94
 Short-term
  borrowings                      38,683            501        5.14         37,149          1,798        4.84
 Long-term
  borrowings                       1,490             26        6.92          2,582            160        6.20
 Junior subordinated
  debentures                      51,804          1,103        8.45         51,804          4,412        8.52
   Total interest-
    bearing
    liabilities                2,211,738         19,730        3.54      2,149,121         69,538        3.24

Interest-free funds:
 Noninterest bearing
  deposits                       871,060                                   874,013
 Interest payable
  and other
  liabilities                     29,718                                    26,709
 Stockholders'
  equity                         348,742                                   326,831
   Total interest
    free-funds                 1,249,520                                 1,227,553
   Total
    liabilities
    and
    stockholders'
    equity                  $  3,461,258                              $  3,376,674
 Net interest
  income                    $     37,249                              $    144,971
 Net interest
  spread                                                       3.66%                                     3.80%
 Net interest
  margin                                                       4.71%                                     4.75%

SOURCE  BancFirst
    -0-                             01/23/2007
    /CONTACT: Joe T. Shockley Jr., Chief Financial Officer, +1-405-270-1003, or David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst/
    /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20040818/BANFLOGO
              PRN Photo Desk photodesk@prnewswire.com /
    (BANF)